UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) February 9, 2006
                                                     --------------------

                        Comdisco Holding Company, Inc.
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
-------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

            000-499-68                               54-2066534
-------------------------------------------------------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


   5600 NORTH RIVER ROAD, SUITE 800  ROSEMONT, ILLINOIS             60018
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

                                (847) 698-3000
-------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On February 9, 2006, Comdisco Holding Company, Inc. issued a press release reporting financial results for its fiscal first quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

     99.1         Press Release of Comdisco Holding Company, Inc., dated
                  February 9, 2006

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMDISCO HOLDING
                                           COMPANY, INC.


Dated: February 9, 2006                    By:  /s/ Lloyd J. Cochran
                                                ------------------------------
                                           Name:  Lloyd J. Cochran
                                           Title: Authorized Representative

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

     99.1         Press Release of Comdisco Holding Company, Inc., dated
                  February 9, 2006